UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

March 3, 2015
Date of Report (Date of earliest event reported)

NaturalShrimp Incorporated

(Exact Name of Registrant as Specified in Charter)

Nevada	000-54030	N/A
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

2068 North Valley Mills Road
Waco, TX 76710

(Address of Principal Executive Offices)

(646) 653-1910

(Registrant’s telephone number, including area code)

Multiplayer Online Dragon, Inc.

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with Multiplayer Online Dragon, Inc.’s (the “Company”) receipt of approval from the Financial Industry Regulatory Authority (“FINRA”), effective March 3, 2015, the Company amended its Articles of Incorporation to change its name to “NaturalShrimp Incorporated” (the “Name Change”)

The full text of the amendment to the Company’s Articles of Incorporation to give effect to the Name Change is filed herewith as Exhibit 3.1 and incorporated herein by reference.

SECTION 8 - OTHER EVENTS

Item 8.01   Other Events.

In connection with the Name Change described in Item 5.03 above, FINRA assigned the Company a new stock symbol, “SHMP” This new symbol took effect at the open of business on March 3, 2015.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01   Financial Statements and Exhibits.

Exhibit No.	Exhibit Description
3.1	Text of Amendment to Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULTIPLAYER ONLINE DRAGON, INC. a Nevada corporation

Dated: March 3, 2015	By:	/s/ Bill G. Williams
Bill G. Williams Chief Executive Officer